Computershare (Logo)

Computershare

9062 Old Annapolis Road

Columbia, Maryland 21045

www.computershare.com

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

Computershare Corporate Trust- CMBS Platform

The management (“Management”) of the Computershare Corporate Trust division of Computershare Trust Company, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable to the servicing platform for the period as follows:

Purchase of corporate trust business. On November 1, 2021, Wells Fargo Bank, N.A. (“Wells Fargo”) and certain of its affiliates sold substantially all of its Corporate Trust Services (“CTS”) division to the Company, Computershare Delaware Trust Company (“CDTC”), and Computershare Limited (“Computershare Limited,” and collectively with the Company and CDTC, “Computershare”). Virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices transferred to Computershare as part of the sale.

For the CMBS Platform (defined below) transactions and during the Period (defined below), the Company either (i) served directly in the related trustee, securities administration, paying agent, and/or related roles (collectively, the “CMBS Platform Roles”), or (ii) served as agent for Wells Fargo who remained in the related CMBS Platform Roles. More specifically, since its acquisition of the Wells Fargo CTS business on November 1, 2021, including during the Period, the Company has (i) closed new CMBS transactions and (ii) completed the transfer of certain CMBS transaction roles from Wells Fargo CTS to Computershare, for which, in each case, during all or a portion of the Period, the Company performed the related CMBS Platform Roles directly (the “Company’s Direct Role Transactions”). The Company’s Direct Role Transactions comprise a small percentage of the overall CMBS Platform transactions for the Period. For a significant majority of CMBS Platform transactions, the Company served, during all or a portion of the Period, as agent for Wells Fargo who remained in the related CMBS Platform Roles (the “Company’s Agent Role Transactions”). For the Company’s Agent Role Transactions, Wells Fargo had not, as of the beginning of the Period, transferred to Computershare the CMBS Platform Roles for the Company’s Agent Role Transactions, and therefore the Company performed, during all or a portion of the Period, virtually all of Wells Fargo’s contractual duties for such transactions as its agent. As a result, for the Company’s Agent Role Transactions, the Company and Wells Fargo have determined that the Company is a party participating in the servicing function with respect to the CMBS Platform, and accordingly, the Company is taking responsibility for assessing its compliance with the Applicable Servicing Criteria (defined below) relevant to the servicing activities performed by the Company for the CMBS Platform, as of and for the twelve months ended December 31, 2025.

Period: As of January 1, 2025 through and including December 31, 2025 (the “Period”).

Platform: The platform consists of commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans and/or backed by CMBS for which the Company provides trustee, securities administration, paying agent services, and/or related roles, either directly in the related role for such services or as the agent of the party performing such services, and for which either (a) some or all of the issued securities for such CMBS transactions were publicly offered pursuant to a registration statement delivered under the Securities Act of 1933, as amended, or (b) the issued securities for such CMBS transactions were privately offered pursuant to an exemption from registration and the Company (and/or the party for whom it acts agent) has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions for which the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government-sponsored entity (the “CMBS Platform”). Appendix A identifies the individual transactions defined by Management as constituting the CMBS Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d) are applicable to either the Company’s obligations, or the obligations of the party for whom the Company ultimately acts as agent, in either case under the related transaction agreements with respect to the CMBS Platform for the Period (as applicable, the “Company’s Obligations”), except for the following servicing criteria: 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which Management has determined are not applicable to the Company’s Obligations with respect to the CMBS Platform for the Period; provided however that, with respect to the CMBS Platform (a) servicing criterion 1122(d)(1)(v) is applicable only to the Company’s Obligations related to the aggregation of information received and the conveyance of such information, in each case, as required by the transaction agreements, and (b) servicing criterion 1122(d)(4)(iii) is applicable only to the Company’s Obligations related to the process of making or effecting an addition, removal or substitution to the asset pool in accordance with the transaction agreements (the “Applicable Servicing Criteria”).

Third parties classified as vendors: With respect to servicing criterion 1122(d)(4)(i), the Company engaged a vendor to handle certain Uniform Commercial Code filing obligations required by the servicing criterion. With respect to servicing criterion 1122(d)(2)(vi) for certain transactions in the CMBS Platform, the Company engaged a vendor to make certain payments by check to investors and/or third parties, and such vendor also safeguards certain unissued checks. In each case, Management has determined that the vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Management elects to take responsibility for assessing compliance with the portion of the servicing criterion applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (“C&DI 200.06”). The Company has policies and procedures in place designed to provide reasonable assurance that the activities of each vendor comply in all material respects with the servicing criterion applicable to the vendor. Management is solely responsible for determining that the Company meets the SEC requirements to apply C&DI 200.06 for each vendor and the related servicing criterion.

With respect to the CMBS Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria, including the servicing criteria for which compliance is determined based on C&DI 200.06, as described above. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to Applicable Servicing Criteria 1122(d)(1)(iii), 1122(d)(2)(iii), and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the CMBS Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied in all material respects with the Applicable Servicing Criteria for the Period.

2

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

Computershare Trust Company, National Association

By:	/s/ Kristen Ann Cronin
Kristen Ann Cronin

Title:	Senior Vice President

Dated:	February 18, 2026

3

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Key	Long Name
36502021-PF1	3650R 2021-PF1 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-PF1
3650R2022-PF2	3650R 2022-PF2 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-PF2
AHPT2024-ATRM	Atrium Hotel Portfolio Trust 2024-ATRM Commercial Mortgage Pass-Through Certificates, Series 2024-ATRM
AMMST2021-MF2	Arbor Multifamily Mortgage Securities Trust 2021-MF2 Multifamily Mortgage Pass-Through Certificates Series 2021-MF2
AMMST2021-MF3	Arbor Multifamily Mortgage Securities Trust 2021-MF3 Multifamily Mortgage Pass-Through Certificates Series 2021-MF3
AMMST2022-MF4	Arbor Multifamily Mortgage Securities Trust 2022-MF4 Multifamily Mortgage Pass-Through Certificates Series 2022-MF4
BAC 2006-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4
BACM2016-UBS10	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10
BACM-2017-BNK3	Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK3
BACM2017-BNK6	BANK 2017-BNK6 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK6
BACM2017-BNK9	BANK 2017-BNK9 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9
BACM2018-BNK12	BANK 2018-BNK12 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12
BACM2018-BNK15	BANK 2018-BNK15 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK15
BACM2019-BNK18	BANK 2019-BNK18 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK18
BACM2019-BNK21	BANK 2019-BNK21 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK21
BACM2019-BNK24	BANK 2019-BNK24 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK24
BACM2020-BNK27	BANK 2020-BNK27 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK27
BACM2020-BNK30	BANK 2020-BNK30 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30
BACM2021-BNK33	BANK 2021-BNK33 Commercial Mortgage Pass-Through Certificates, Series 2021-BNK33
BACM2021-BNK36	BANK 2021-BNK36 Commercial Mortgage Pass-Through Certificates, Series 2021-BNK36
BAMLL2016-ISQR	BAMLL Commercial Mortgage Securities Trust 2016-ISQR, Commercial Mortgage Pass-Through Certificates, Series 2016-ISQR
BAMLL2017-AMO	Del Amo Fashion Center Trust 2017-AMO Commercial Mortgage Pass-Through Certificates, Series 2017-AMO
BAMLL2019-LIC	Jackson Park Trust 2019-LIC, Commercial Mortgage Pass-Through Certificates, Series 2019-LIC
BAMLL2020-BHP3	BAMLL Commercial Mortgage Securities Trust 2020-BHP3, Commercial Mortgage Pass-Through Certificates, Series 2020-BHP3
BAMLL2020-BOC	BAMLL Commercial Mortgage Securities Trust 2020-BOC, Commercial Mortgage Pass-Through Certificates, Series 2020-BOC
BAMLL2020-GRCE	Grace Trust 2020-GRCE Commercial Mortgage Pass-Through Certificates, Series 2020-GRCE
BANK2018-BNK11	BANK 2018-BNK11 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK11
BANK2019-BNK23	BANK 2019-BNK23 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK23
BANK2020-BNK26	BANK 2020-BNK26 Commercial Mortgage Pass Through Certificates, Series 2020-BNK26
BANK2020-BNK28	BANK 2020-BNK28 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK28
BANK2020-BNK29	BANK 2020-BNK29 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK29
BANK2021-BNK31	BANK 2021- BNK31 Commercial Mortgage Pass-Through Certificates, Series 2021-BNK31

Appendix A-1

CMBS Platform Transactions
Deal Key	Long Name
BANK2021-BNK32	BANK 2021-BNK32 Commercial Mortgage Pass-Through Certificates Series 2021-BNK32
BANK2021-BNK35	BANK 2021-BNK35 Commercial Mortgage Pass Through Certificates, Series 2021-BNK35
BANK2021-BNK38	BANK 2021-BNK38 Commercial Mortgage Pass Through Certificates, Series 2021-BNK38
BANK2022-BNK39	BANK 2022-BNK39 Commercial Mortgage Pass-Through Certificates, Series 2022-BNK39
BANK2022-BNK40	BANK 2022-BNK40 Commercial Mortgage Pass-Through Certificates, Series 2022-BNK40
BANK2022-BNK41	BANK 2022-BNK41 Commercial Mortgage Pass-Through Certificates, Series 2022-BNK41
BANK2022-BNK42	BANK 2022-BNK42 Commercial Mortgage Pass-Through Certificates, Series 2022-BNK42
BANK2022-BNK43	BANK 2022-BNK43 Commercial Mortgage Pass-Through Certificates, Series 2022-BNK43
BANK2022-BNK44	BANK 2022-BNK44 Commercial Mortgage Pass-Through Certificates, Series 2022-BNK44
BANK2023-BNK45	BANK 2023-BNK45 Commercial Mortgage Pass-Through Certificates, Series 2023-BNK45
BANK2023-BNK46	BANK 2023-BNK46 Commercial Mortgage Pass-Through Certificates, Series 2023-BNK46
BANK2024-BNK47	BANK 2024-BNK47 Commercial Mortgage Pass-Through Certificates, Series 2024-BNK47
BANK2024-BNK48	BANK 2024-BNK48 Commercial Mortgage Pass-Through Certificates, Series 2024-BNK48
BANK2025-BNK49	BANK 2025-BNK49 Commercial Mortgage Pass-Through Certificates, Series 2025-BNK49
BANK2025-BNK50	BANK 2025-BNK50 Commercial Mortgage Pass-Through Certificates Series 2025-BNK50
BANK2025-BNK51	BANK2025-BNK51 Commercial Mortgage Pass-Through Certificates, Series 2025-BNK51
BANK52023-5YR2	BANK5 2023-5YR2 Commercial Mortgage Pass-Through Certificates Series 2023-5YR2
BANK52023-5YR3	BANK5 2023-5YR3, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR3
BANK52023-5YR4	BANK5 2023-5YR4 Commercial Mortgage Pass-Through Certificates Series 2023-5YR4
BANK52024-5YR10	BANK5 2024-5YR10 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR10
BANK52024-5YR11	BANK5 2024-5YR11 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR11
BANK52024-5YR12	BANK5 2024-5YR12 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR12
BANK52024-5YR5	BANK5 2024-5YR5 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR5
BANK5 2024-5YR6	BANK5 Trust 2024-5YR6 Commercial Mortgage Pass-Through Certificates Series 2024-5YR6
BANK52024-5YR7	BANK5 2024-5YR7 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR7
BANK52024-5YR8	BANK5 2024-5YR8 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR8
BANK52024-5YR9	BANK5 2024-5YR9 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR9
BANK52025-5YR13	BANK5 2025-5YR13 Commercial Mortgage Pass-Through Certificates Series 2025-5YR13
BANK52025-5YR14	BANK5 2025-5YR14 Commercial Mortgage Pass-Through Certificates Series 2025-5YR14
BANK52025-5YR15	BANK5 2025-5YR15 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR15
BANK52025-5YR16	BANK5 2025-5YR16 Commercial Mortgage Pass-Through Certificates Series 2025-5YR16
BANK52025-5YR17	BANK5 2025-5YR17 Commercial Mortgage Pass-Through Certificates Series 2025-5YR17
BANK52025-5YR18	BANK5 2025-5YR18 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR18
BANK52025-5YR19	BANK5 2025-5YR19 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR19
BBCMS2016-ETC	BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-ETC

Appendix A-2

CMBS Platform Transactions
Deal Key	Long Name
BBCMS2017-C1	BBCMS Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1
BBCMS2018-C2	BBCMS Mortgage Trust 2018-C2 Commercial Mortgage Pass-Through Certificates, Series 2018-C2
BBCMS2018-CHRS	BBCMS 2018-CHRS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS
BBCMS2019-B3B4	MFTII 2019-B3B4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B3B4
BBCMS2019-C3	BBCMS Mortgage Trust 2019-C3 Commercial Mortgage Pass-Through Certificates, Series 2019-C3
BBCMS2019-C4	BBCMS Mortgage Trust 2019-C4 Commercial Mortgage Pass-Through Certificates, Series 2019-C4
BBCMS2019-C5	BBCMS Mortgage Trust 2019-C5 Commercial Mortgage Pass-Through Certificates, Series 2019-C5
BBCMS2020-C6	BBCMS Mortgage Trust 2020-C6 Commercial Mortgage Pass-Through Certificates, Series 2020-C6
BBCMS2020-C7	BBCMS Mortgage Trust 2020-C7 Commercial Mortgage Pass-Through Certificates, Series 2020-C7
BBCMS2020-C8	BBCMS Mortgage Trust 2020-C8 Commercial Mortgage Pass-Through Certificates, Series 2020-C8
BBCMS2021-C10	BBCMS Mortgage Trust 2021-C10 Commercial Mortgage Pass Through Certificates Series 2021-C10
BBCMS2021-C11	BBCMS Mortgage Trust 2021-C11 Commercial Mortgage Pass-Through Certificates, Series 2021-C11
BBCMS2021-C12	BBCMS Mortgage Trust 2021-C12 Commercial Mortgage Pass-Through Certificates, Series 2021-C12
BBCMS2021-C9	BBCMS Mortgage Trust 2021-C9 Commercial Mortgage Pass-Through Certificates Series 2021-C9
BBCMS2022-C14	BBCMS Mortgage Trust 2022-C14 Commercial Mortgage Pass-Through Certificates, Series 2022-C14
BBCMS2022-C15	BBCMS Mortgage Trust 2022-C15 Commercial Mortgage Pass-Through Certificates Series 2022-C15
BBCMS2022-C16	BBCMS Mortgage Trust 2022-C16 Commercial Mortgage Pass-Through Certificates Series 2022-C16
BBCMS2022-C17	BBCMS Mortgage Trust 2022-C17 Commercial Mortgage Pass-Through Certificates Series 2022-C17
BBCMS2022-C18	BBCMS Mortgage Trust 2022-C18 Commercial Mortgage Pass-Through Certificates Series 2022-C18
BBCMS2023-5C23	BBCMS Mortgage Trust 2023-5C23 Commercial Mortgage Pass-Through Certificates, Series 2023-5C23
BBCMS2023-C19	BBCMS Mortgage Trust 2023-C19 Commercial Mortgage Pass-Through Certificates Series 2023-C19
BBCMS2023-C20	BBCMS Mortgage Trust 2023-C20 Commercial Mortgage Pass-Through Certificates Series 2023-C20
BBCMS2023-C21	BBCMS Mortgage Trust 2023-C21 Commercial Mortgage Pass-Through Certificates Series 2023-C21
BBCMS2023-C22	BBCMS Mortgage Trust 2023-C22 Commercial Mortgage Pass-Through Certificates Series 2023-C22
BBCMS2024-5C25	BBCMS Mortgage Trust 2024-5C25 Commercial Mortgage Pass-Through Certificates, Series 2024-5C25
BBCMS2024-5C27	BBCMS Mortgage Trust 2024-5C27 Commercial Mortgage Pass-Through Certificates, Series 2024-5C27
BBCMS2024-5C29	BBCMS Mortgage Trust 2024-5C29 Commercial Mortgage Pass-Through Certificates Series 2024-5C29
BBCMS2024-5C31	BBCMS Mortgage Trust 2024-5C31 Commercial Mortgage Pass-Through Certificates, Series 2024-5C31
BBCMS2024-C24	BBCMS Mortgage Trust 2024-C24 Commercial Mortgage Pass-Through Certificates Series 2024-C24
BBCMS2024-C26	BBCMS Mortgage Trust 2024-C26 Commercial Mortgage Pass-Through Certificates, Series 2024-C26
BBCMS2024-C28	BBCMS Mortgage Trust 2024-C28 Commercial Mortgage Pass-Through Certificates Series 2024-C28
BBCMS2024-C30	BBCMS Mortgage Trust 2024-C30 Commercial Mortgage Pass-Through Certificates Series 2024-C30
BBCMS2025-5C33	BBCMS Mortgage Trust 2025-5C33 Commercial Mortgage Pass-Through Certificates, Series 2025-5C33
BBCMS2025-5C34	BBCMS Mortgage Trust 2025-5C34 Commercial Mortgage Pass-Through Certificates, Series 2025-5C34
BBCMS2025-5C36	BBCMS Mortgage Trust 2025-5C36 Commercial Mortgage Pass-Through Certificates, Series 2025-5C36

Appendix A-3

CMBS Platform Transactions
Deal Key	Long Name
BBCMS2025-5C37	BBCMS Mortgage Trust 2025-5C37 Commercial Mortgage Pass-Through Certificates, Series 2025-5C37
BBCMS2025-5C38	BBCMS Mortgage Trust 2025-5C38 Commercial Mortgage Pass-Through Certificates, Series 2025-5C38
BBCMS2025-C32	BBCMS Mortgage Trust 2025-C32 Commercial Mortgage Pass-Through Certificates Series 2025-C32
BBCMS2025-C35	BBCMS Mortgage Trust 2025-C35 Commercial Mortgage Pass-Through Certificates, Series 2025-C35
BBCMS2025-C39	BBCMS Mortgage Trust 2025-C39 Commercial Mortgage Pass-Through Certificates, Series 2025-C39
BEAR 2004-PWR3	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR3
BEAR 2005-PWR10	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR10
BEAR 2006-TOP24	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP24
BEAR 2007-PWR15	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR15
BEAR 2007-PWR17	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17
BEAR 2007-PWR18	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR18
BEAR 2007-TOP26	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP26
BMARK2018-B1	Benchmark 2018-B1 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2018-B2	Benchmark 2018-B2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B2
BMARK2018-B4	Benchmark 2018-B4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2018-B5	Benchmark 2018-B5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B5
BMARK2018-B7	Benchmark 2018-B7 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2018-B8	Benchmark 2018-B8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B8
BMARK2019-B10	Benchmark 2019-B10 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2019-B11	Benchmark 2019-B11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B11
BMARK2019-B13	Benchmark 2019-B13 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B13
BMARK2019-B14	Benchmark 2019-B14 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B14
BMARK2020-B16	Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16
BMARK2020-B17	Benchmark 2020-B17 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B17
BMARK2020-B18	Benchmark 2020-B18 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B18
BMARK2020-B20	Benchmark 2020-B20 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B20
BMARK2020-B21	Benchmark 2020-B21 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B21
BMARK2020-B22	Benchmark 2020-B22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B22
BMARK2020-IG1	Benchmark 2020-IG1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG1
BMARK2020-IG2	Benchmark 2020-IG2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG2
BMARK2020-IG3	Benchmark 2020-IG3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG3
BMARK2021-B24	Benchmark 2021-B24 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B24
BMARK2021-B25	Benchmark 2021-B25 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B25
BMARK2021-B26	Benchmark 2021-B26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B26
BMARK2021-B28	Benchmark 2021-B28 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2021-B28

Appendix A-4

CMBS Platform Transactions
Deal Key	Long Name
BMARK2021-B29	Benchmark 2021-B29 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2021-B29
BMARK2021-B30	Benchmark 2021-B30 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B30
BMARK2022-B32	Benchmark 2022-B32 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B32
BMARK 2022-B33	Benchmark 2022-B33 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B33
BMARK2022-B34	Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34
BMARK2022-B35	Benchmark 2022-B35 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B35
BMARK2022-B36	Benchmark 2022-B36 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B36
BMARK2022-B37	Benchmark 2022-B37 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B37
BMARK2023-B38	Benchmark 2023-B38 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-B38
BMARK2023-B39	Benchmark 2023-B39 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-B39
BMARK2023-B40	Benchmark 2023-B40 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-B40
BMARK2023-V2	Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2023-V2
BMARK2023-V3	Benchmark 2023-V3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V3
BMARK2023-V4	Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V4
BMARK2024-V11	Benchmark 2024-V11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V11
BMARK2024-V12	Benchmark 2024-V12 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-V12
BMARK2024-V5	Benchmark 2024-V5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V5
BMARK2024-V6	Benchmark 2024-V6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V6
BMARK2024-V7	Benchmark 2024-V7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-V7
BMARK2024-V8	Benchmark 2024-V8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V8
BMARK2024-V9	Benchmark 2024-V9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V9
BMARK2025-B41	Benchmark 2025-B41 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-B41
BMARK2025-V14	Benchmark 2025-V14 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V14
BMARK2025-V15	Benchmark 2025-V15 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2025-V15
BMARK2025-V17	Benchmark 2025-V17 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V17
BMARK2025-V18	Benchmark 2025-V18 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V18
BMO2022-C1	BMO 2022-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-C1
BMO2022-C2	BMO 2022-C2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-C2
BMO2022-C3	BMO 2022-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-C3
BMO2023-5C1	BMO 2023-5C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-5C1
BMO2023-5C2	BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2
BMO2023-C4	BMO 2023-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-C4
BMO2023-C5	BMO 2023-C5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-C5
BMO2023-C6	BMO 2023-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-C6
BMO2023-C7	BMO 2023-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-C7

Appendix A-5

CMBS Platform Transactions
Deal Key	Long Name
BMO2024-5C3	BMO 2024-5C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-5C3
BMO2024-5C4	BMO 2024-5C4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C4
BMO2024-5C5	BMO 2024-5C5 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-5C5
BMO2024-5C6	BMO 2024-5C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-5C6
BMO2024-5C7	BMO 2024-5C7 Mortgage Trust Commercial Mortgage Pass Through Certificates Series 2024-5C7
BMO2024-5C8	BMO 2024-5C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-5C8
BMO2024-C9	BMO 2024-C9 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-C9
BMO2025-5C11	BMO 2025-5C11 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2025-5C11
BMO2025-5C12	BMO 2025-5C12 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2025-5C12
BMO2025-5C13	BMO 2025-5C13 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2025-5C13
BMO2025-5C9	BMO 2025-5C9 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2025-5C9
BMO2025-C11	BMO 2025-C11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-C11
BWAY2022-26BW	BWAY Commercial Mortgage Trust 2022-26BW Commercial Mortgage Pass-Through Certificates, Series 2022-26BW
BWAY2025-1535	BWAY Trust 2025-1535 Commercial Mortgage Pass-Through Certificates, Series 2025-1535
BX2019-OC11	BX Trust 2019-OC11 Commercial Mortgage Pass-Through Certificates, Series 2019-OC11
BX 2024-BIO2	BX Commercial Mortgage Trust 2024-BIO2 Commercial Mortgage Pass-Through Certificates, Series 2024-BIO2
BX2025-ARIA	BX Trust 2025-ARIA Commercial Mortgage Pass-Through Certificates, Series 2025-ARIA
BX2025-LIFE	BX Trust 2025-LIFE, Commercial Mortgage Pass-Through Certificates, Series 2025-LIFE
BXP2021-601L	BXP Trust 2021-601L Commercial Mortgage Pass-Through Certificates, Series 2021-601L
CAMB2021-CX2	CAMB 2021-CX2 Mortgage Trust Commercial Mortgage Pass-Through Certificates
CCRE2019-FAX	CFK Trust 2019-FAX, Commercial Mortgage Pass-Through Certificates, Series 2019-FAX
CCUBS2017-C1	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1
CD2016-CD1	CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1
CD2016-CD2	CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD2
CD2017-CD3	CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3
CD2017-CD4	CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4
CD2017-CD6	CD 2017-CD6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD6
CD2018-CD7	CD 2018-CD7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CD7
CD2019-CD8	CD 2019-CD8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CD8
CF2019-CF3	CF 2019-CF3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF3
CFCRE 2016-C3	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
CFCRE2016-C6	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
CFCRE2016-C7	CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7
CFCRE2017-C8	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
CGCMT2016-GC36	Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36

Appendix A-6

CMBS Platform Transactions
Deal Key	Long Name
CGCMT2022-GC48	Citigroup Commercial Mortgage Trust 2022-GC48, Commercial Mortgage Pass-Through Certificates, Series 2022-GC48
CGCMT2023-PRM	Citigroup Commercial Mortgage Trust 2023-PRM3, Commercial Mortgage Pass-Through Certificates, Series 2023-PRM3
COBALT 2007-C2	COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2
COLEM2022-HLNE	COLEM 2022-HLNE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-HLNE
COMM12-CCRE1	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE4	COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE5	COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates
COMM13-CCRE7	COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates
COMM13-LC6	COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates
COMM15-CCRE23	COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates
COMM 2004-LNB2	COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates
COMM 2005-C6	COMM 2005-C6 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE10	COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE12	COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE15	COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE16	COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE18	COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE19	COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE20	COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE21	COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates
COMM2014-LC15	COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates
COMM2014-LC17	COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS3	COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS5	COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS6	COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE24	COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE26	COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE27	COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates
COMM2015-DC1	COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates
COMM2015-LC19	COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates
COMM2015-LC23	COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates
COMM2015-PC1	COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates
COMM2016-10HY	Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2016-667M	COMM 2016-667M Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2016-CCRE28	COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28
COMM2016-COR1	COMM 2016-COR1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-COR1
COMM2017-COR2	COMM 2017-COR2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-COR2

Appendix A-7

CMBS Platform Transactions
Deal Key	Long Name
COMM2018-COR3	COMM 2018-COR3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-COR3
COMM2018-HOME	COMM 2018-HOME Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-HOME
COMM2019-GC44	COMM 2019-GC44 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-GC44
COMM2020-CX	COMM 2020-CX Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2022-HC	COMM 2022-HC Mortgage Trust Commercial Mortgage Pass-Through Certificates
CPTS2019-CPT	CPTS 2019-CPT Mortgage Trust Commercial Mortgage Pass-Through Certificates
CSAIL2015-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C1
CSAIL2015-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C2
CSAIL2015-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3
CSAIL2015-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C4
CSAIL2016-C5	CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5
CSAIL2016-C6	CSAIL 2016-C6 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C6
CSAIL2016-C7	CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7
CSAIL2017-C8	CSAIL 2017-C8 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C8
CSAIL2017-CX10	CSAIL 2017-CX10 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CX10
CSAIL2017-CX9	CSAIL 2017-CX9 Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2017-CX9
CSAIL2018-C14	CSAIL 2018-C14 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-C14
CSAIL2018-CX11	CSAIL 2018-CX11 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX11
CSAIL 2018-CX12	CSAIL 2018-CX12 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX12
CSAIL2019-C15	CSAIL 2019-C15 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C15
CSAIL2019-C16	CSAIL 2019-C16 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C16
CSAIL2019-C17	CSAIL 2019-C17 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C17
CSAIL2019-C18	CSAIL 2019-C18 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C18
CSAIL2020-C19	CSAIL 2020-C19 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-C19
CSAIL2021-C20	CSAIL 2021-C20 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2021-C20
CSFB 2005-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2
CSFB 2005-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3
CSFB 2006-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4
CSFB 2007-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2
CSMC2016-NXSR	CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR
CSMC2019-UVIL	CSMC 2019-UVIL Commercial Mortgage Pass-Through Certificates, Series 2019-UVIL
CSMC2020-WEST	CSMC 2020-WEST Commercial Mortgage Pass-Through Certificates, Series 2020-WEST
DBGS2018-C1	DBGS 2018-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-C1
DBJPM2016-C1	DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1
DBJPM2016-C3	DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3

Appendix A-8

CMBS Platform Transactions
Deal Key	Long Name
DBJPM2017-C6	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6
DBJPM2020-C9	DBJPM 2020-C9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-C9
DBUBS 11-LC3	DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates
DCOT2019-MTC	DC Office Trust 2019-MTC Commercial Mortgage Pass-Through Certificates, Series 2019-MTC
DMARC2017-OT	Olympic Tower 2017-OT Mortgage Trust Commercial Mortgage Pass-Through Certificates
DMARC2020-1MW	Manhattan West 2020-1MW Mortgage Trust Commercial Mortgage Pass-Through Certificates
GS 2007-GG10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10
GSM2015-GC28	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28
GSM2015-GS1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1
GSMS2013-CJ14	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14
GSMS 2013-GCJ12	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12
GSMS2014-GC20	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20
GSMS2014-GC22	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22
GSMS2014-GC24	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24
GSMS2015-590M	GS Mortgage Securities Corporation Trust 2015-590M, Commercial Mortgage Pass-Through Certificates, Series 2015-590M
GSMS2015-GC32	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32
GSMS2016-GS2	GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates, Series 2016-GS2
GSMS2016-GS3	GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass-Through Certificates, Series 2016-GS3
GSMS2016-GS4	GS Mortgage Securities Trust 2016-GS4 Commercial Mortgage Pass-Through Certificates, Series 2016-GS4
GSMS2017-FARM	GS Mortgage Securities Corporation Trust 2017-FARM, Commercial Mortgage Pass-Through Certificates, Series 2017-FARM
GSMS2017-GS5	GS Mortgage Securities Trust 2017-GS5 Commercial Mortgage Pass Through Certificates, Series 2017-GS5
GSMS2017-GS6	GS Mortgage Securities Trust 2017-GS6 Commercial Mortgage Pass Through Certificates, Series 2017-GS6
GSMS2017-GS7	GS Mortgage Securities Trust 2017-GS7 Commercial Mortgage Pass-Through Certificates Series 2017-GS7
GSMS2017-GS8	GS Mortgage Securities Trust 2017-GS8 Commercial Mortgage Pass-Through Certificates Series 2017-GS8
GSMS2017-WWP	Worldwide Plaza Trust 2017-WWP Commercial Mortgage Pass-Through Certificates, Series 2017-WWP
GSMS2018-GS10	GS Mortgage Securities Trust 2018-GS10 Commercial Mortgage Pass-Through Certificates, Series 2018-GS10
GSMS2018-GS9	GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates, Series 2018-GS9
GSMS2019-101C	CALI Mortgage Trust 2019-101C Commercial Mortgage Pass-Through Certificates, Series 2019-101C
GSMS2019-1633	BWAY Trust 2019-1633 Commercial Mortgage Pass-Through Certificates, Series 2019-1633
GSMS2019-GC38	GS Mortgage Securities Trust 2019-GC38 Commercial Mortgage Pass-Through Certificates, Series 2019-GC38
GSMS2019-GC39	GS Mortgage Securities Trust 2019-GC39 Commercial Mortgage Pass-Through Certificates, Series 2019-GC39
GSMS2019-GC40	GS Mortgage Securities Trust 2019-GC40 Commercial Mortgage Pass-Through Certificates, Series 2019-GC40
GSMS2019-GC42	GS Mortgage Securities Trust 2019-GC42 Commercial Mortgage Pass-Through Certificates, Series 2019-GC42
GSMS2019-GSA1	GS Mortgage Securities Trust 2019-GSA1 Commercial Mortgage Pass-Through Certificates, Series 2019-GSA1
GSMS2020-GC45	GS Mortgage Securities Trust 2020-GC45 Commercial Mortgage Pass-Through Certificates, Series 2020-GC45

Appendix A-9

CMBS Platform Transactions
Deal Key	Long Name
GSMS2020-GC47	GS Mortgage Securities Trust 2020-GC47 Commercial Mortgage Pass-Through Certificates, Series 2020-GC47
GSMS2020-GSA2	GS Mortgage Securities Trust 2020-GSA2 Commercial Mortgage Pass Through Certificates Series 2020-GSA2
GSMS2021-GSA3	GS Mortgage Securities Trust 2021-GSA3 Commercial Mortgage Pass Through Certificates, Series 2021-GSA3
GSMSC 2013-GC10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10
HIGH2023-FIVE	FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V1
HUDSONYARDS2019-30HY	Hudson Yards 2019-30HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Hudson Yards 2019-30HY Mortgage Trust
HY2025-SPRL	Hudson Yards 2025-SPRL Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-SPRL
ILPT2019-SURF	ILPT Trust 2019-SURF Commercial Mortgage Pass-Through Certificates, Series 2019-SURF
ILPT2022-LPFX	ILPT Commercial Mortgage Trust 2022-LPFX Commercial Mortgage Pass-Through Certificates, Series 2022-LPFX
ILPT2025-LPF2	ILPT Commercial Mortgage Trust 2025-LPF2 Commercial Mortgage Pass-Through Certificates, Series 2025-LPF2
INT2025-PLAZA	INT Commercial Mortgage Trust 2025-PLAZA, Commercial Mortgage Pass-Through Certificates, Series 2025-PLAZA
JPM 2013-C12	JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12
JPM2013-C13	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
JPM2013-C14	JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14
JPM2013-C15	JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15
JPM2013-C16	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16
JPM2014-C18	JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18
JPM2014-C19	JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
JPM2014-C20	J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20
JPM2014-C21	JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21
JPM2014-C22	JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22
JPM2014-C23	JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23
JPM2014-C24	JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24
JPM2014-C26	JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26
JPM2015-C27	JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
JPM2015-C28	JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28
JPM2015-C29	JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29
JPM2015-C30	JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30
JPM2015-C31	JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31
JPM2015-C32	JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32
JPM2015-C33	JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33
JPM2015-JP1	JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1
JPM2016-C1	JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass-Through Certificates Series 2016-C1
JPMB2014-C25	JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25

Appendix A-10

CMBS Platform Transactions
Deal Key	Long Name
JPMC 12-CIBX	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX
JPMC 12-LC9	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9
JPMC 13-LC11	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11
JPMC 2012-C6	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6
JPMC 2012-C8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8
JPMC 2013-C10	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
JPMC2013-C17	JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17
JPMC2015-HGLR	Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass-Through Certificates, Series 2015-HGLR
JPMC2015-WPG	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG
JPMC 2016-CSTL	Shops at Crystals Trust 2016-CSTL Commercial Mortgage Pass-Through Certificates, Series 2016-CSTL
JPMC2016-HHV	Hilton USA Trust 2016-HHV Commercial Mortgage Pass-Through Certificates, Series 2016-HHV
JPMC2016-JP2	JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2
JPMC2016-JP4	JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass-Through Certificates, Series 2016-JP4
JPMC2016-NINE	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE Commercial Mortgage Pass-Through Certificates, Series 2016-NINE
JPMC2016-PLSD	Palisades Center Trust 2016-PLSD Commercial Mortgage Pass-Through Certificates, Series 2016-PLSD
JPMC2017-245P	245 Park Avenue Trust 2017-245P Commercial Mortgage Pass-Through Certificates, Series 2017-245P
JPMC2017-JP5	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Commercial Mortgage Pass-Through Certificates, Series 2017-JP5
JPMC2017-JP6	JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass-Through Certificates, Series 2017- JP6
JPMC2017-JP7	JPMCC Commercial Mortgage Securities Trust 2017-JP7 Commercial Mortgage Pass-Through Certificates, Series 2017-JP7
JPMC2018-AON	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON, Commercial Mortgage Pass-Through Certificates, Series 2018-AON
JPMC2018-AVM	Aventura Mall Trust 2018-AVM Commercial Mortgage Pass-Through Certificates, Series 2018-AVM
JPMC2018-WPT	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT Commercial Mortgage Pass-Through Certificates, Series 2018-WPT
JPMC2019-COR4	JPMCC Commercial Mortgage Securities Trust 2019-COR4, Commercial Mortgage Pass-Through Certificates, Series 2019-COR4
JPMC2019-COR5	JPMCC Commercial Mortgage Securities Trust 2019-COR5 Commercial Mortgage Pass-Through Certificates, Series 2019-COR5
JPMC2019-COR6	JPMDB Commercial Mortgage Securities Trust 2019-COR6 Commercial Mortgage Pass-Through Certificates Series 2019-COR6
JPMC2019-ICON	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON, Commercial Mortgage Pass-Through Certificates, Series 2019-ICON
JPMC2019-ICON UES	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES, Commercial Mortgage Pass-Through Certificates, Series 2019- ICON UES
JPMC2019-OSB	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB Commercial Mortgage Pass-Through Certificates, Series 2019-OSB
JPMC2020-LOOP	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP Commercial Mortgage Pass-Through Certificates, Series 2020-LOOP
JPMC2020-NNN	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN, Commercial Mortgage Pass-Through Certificates, Series 2020-NNN
JPMC2021-1MEM	J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-1MEM Commercial Mortgage Pass-Through Certificates, Series 2021-1MEM

Appendix A-11

CMBS Platform Transactions
Deal Key	Long Name
JPMC2021-410T	J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-410T Commercial Mortgage Pass-Through Certificates, Series 2021-410T
JPMC2022-OPO	J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO Commercial Mortgage Pass-Through Certificates, Series 2022-OPO
JPMCC2016-JP3	JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass-Through Certificates, Series 2016-JP3
JPM CHAS 2005-CIBC11	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11
JPM CHAS 2007-CIBC20	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20
JPMDB2016-C2	JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates, Series 2016-C2
JPMDB2016-C4	JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass-Through Certificates, Series 2016-C4
JPMDB 2017-C5	JPMDB Commercial Mortgage Securities Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5
JPMDB2017-C7	JPMDB Commercial Mortgage Securities Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
JPMDB2018-C8	JPMDB Commercial Mortgage Securities Trust 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8
JPMDB2020-COR7	JPMDB Commercial Mortgage Securities Trust 2020-COR7, Commercial Mortgage Pass-Through Certificates, Series 2020-COR7
KREST2021-CHIP	KREST Commercial Mortgage Securities Trust 2021-CHIP, Commercial Mortgage Pass-Through Certificates, Series 2021-CHIP
LCCM2017-LC26	LCCM 2017-LC26 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2017-LC26
LSTAR2017-5	LSTAR Commercial Mortgage Trust 2017-5, Commercial Mortgage Pass-Through Certificates, Series 2017-5
MAD2015-11MD	MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates
MF12021-W10X	MF1 2021-W10X Commercial Mortgage Pass-Through Certificates, Series 2021-W10X
MIRA2023-MILE	MIRA Trust 2023-MILE Commercial Mortgage Pass-Through Certificates, Series 2023-MILE
MKT2020-525M	MKT 2020-525M Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-525M
ML-CFC 2007-5	ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5
ML-CFC 2007-9	ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9
MLMT 2005-LC1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-LC1
MOFT2020-B6	MOFT 2020-B6 Mortgage Trust Commercial Mortgage Pass-Through Certificates
MORGAN 2006-TOP21	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21
MRCD2019-PARK	MRCD 2019-PARK Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-PARK
MS 2007-TOP25	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25
MSBAM 12-C6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6
MSBAM 13-C8	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8
MSBAM 13-C9	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9
MSBAM14-C19	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
MSBAM15-C23	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23
MSBAM 2013-C10	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
MSBAM2013-C11	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11
MSBAM2013-C12	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

Appendix A-12

CMBS Platform Transactions
Deal Key	Long Name
MSBAM2013-C13	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
MSBAM2014-C14	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14
MSBAM2015-C20	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20
MSBAM2015-C21	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21
MSBAM2015-C22	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22
MSBAM2015-C24	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24
MSBAM2015-C26	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26
MSBAM2015-C27	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
MSBAM2016-C28	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28
MSBAM2016-C29	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, Commercial Mortgage Pass-Through Certificates Series 2016-C29
MSBAM2016-C30	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30 Commercial Mortgage Pass-Through Certificates, Series 2016-C30
MSBAM2016-C31	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, Commercial Mortgage Pass-Through Certificates, Series 2016-C31
MSBAM2016-C32	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32, Commercial Mortgage Pass-Through Certificates, Series 2016-C32
MSBAM 2017-C33	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, Commercial Mortgage Pass-Through Certificates Series 2017-C33
MSBAM2017-C34	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34, Commercial Mortgage Pass-Through Certificates, Series 2017-C34
MSBAM2025-5C1	Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C1, Commercial Mortgage Pass-Through Certificates, Series 2025-5C1
MSBAM2025-5C2	Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C2 Commercial Mortgage Pass-Through Certificates, Series 2025-5C2
MSBAM2025-C35	Morgan Stanley Bank of America Merrill Lynch Trust 2025-C35, Commercial Mortgage Pass-Through Certificates, Series 2025-C35
MSC 2006-HQ10	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-HQ10
MSC2015-MS1	Morgan Stanley Capital I Trust 2015-MS1, Commercial Mortgage Pass-Through Certificates, Series 2015-MS1
MSC2016-BNK2	Morgan Stanley Capital I Trust 2016-BNK2, Commercial Mortgage Pass Through Certificates, Series 2016-BNK2
MSC2017-BNK5	BANK 2017-BNK5 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5
MSC2017-BNK8	BANK 2017-BNK8 Commercial Mortgage Pass Through Certificates Series 2017-BNK8
MSC2017-H1	Morgan Stanley Capital I Trust 2017-H1 Commercial Mortgage Pass-Through Certificates, Series 2017-H1
MSC2017-HR2	Morgan Stanley Capital I Trust 2017-HR2 Commercial Mortgage Pass-Through Certificates, Series 2017-HR2
MSC2018-BNK14	BANK 2018-BNK14 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14
MSC2018-H3	Morgan Stanley Capital I Trust 2018-H3, Commercial Mortgage Pass-Through Certificates, Series 2018-H3
MSC2018-H4	Morgan Stanley Capital I Trust 2018-H4 Commercial Mortgage Pass-Through Certificates, Series 2018-H4
MSC2018-L1	Morgan Stanley Capital I Trust 2018-L1 Commercial Mortgage Pass-Through Certificates, Series 2018-L1
MSC2019-BNK17	BANK 2019-BNK17 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK17
MSC2019-BNK20	BANK 2019-BNK20 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK20
MSC2019-H6	Morgan Stanley Capital I Trust 2019-H6 Commercial Mortgage Pass-Through Certificates, Series 2019-H6
MSC2019-H7	Morgan Stanley Capital I Trust 2019-H7 Commercial Mortgage Pass-Through Certificates, Series 2019-H7
MSC2019-L2	Morgan Stanley Capital I Trust 2019-L2 Commercial Mortgage Pass-Through Certificates, Series 2019-L2
MSC2019-L3	Morgan Stanley Capital I Trust 2019-L3 Commercial Mortgage Pass-Through Certificates, Series 2019-L3

Appendix A-13

CMBS Platform Transactions
Deal Key	Long Name
MSC2020-HR8	Morgan Stanley Capital I Trust 2020-HR8 Commercial Mortgage Pass-Through Certificates, Series 2020-HR8
MSC2020-L4	Morgan Stanley Capital I Trust 2020-L4 Commercial Mortgage Pass-Through Certificates, Series 2020-L4
MSC2021-L5	Morgan Stanley Capital I Trust 2021-L5 Commercial Mortgage Pass-Through Certificates Series 2021-L5
MSC2021-L6	Morgan Stanley Capital I Trust 2021-L6 Commercial Mortgage Pass-Through Certificates Series 2021-L6
MSC2021-L7	Morgan Stanley Capital I Trust 2021-L7 Commercial Mortgage Pass-Through Certificates Series 2021-L7
MSC2021-PLZA	Morgan Stanley Capital I Trust 2021-PLZA Commercial Mortgage Pass-Through Certificates, Series 2021-PLZA
MSC2022-L8	Morgan Stanley Capital I Trust 2022-L8 Commercial Mortgage Pass-Through Certificates, Series 2022-L8
MSCC 11-C3	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3
MSCC 12-C4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4
MSCFG2015-ALDR	MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR
MSCI 2007-IQ16	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16
MSCI2015-UBS8	Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8
MSCI2016-PSQ	Morgan Stanley Capital I Trust 2016-PSQ Commercial Mortgage Pass-Through Certificates, Series 2016-PSQ
MSCI2016-UBS11	Morgan Stanley Capital I Trust 2016-UBS11, Commercial Mortgage Pass-Through Certificates Series 2016-UBS11
MSCI2016-UBS12	Morgan Stanley Capital I Trust 2016-UBS12, Commercial Mortgage Pass-Through Certificates Series 2016-UBS12
MSCI2016-UBS9	Morgan Stanley Capital I Trust 2016-UBS9 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9
MSCI2017-237P	MSSG Trust 2017-237P, Commercial Mortgage Pass-Through Certificates, Series 2017-237P
MSCI2017-CC	BXP Trust 2017-CC Commercial Mortgage Pass-Through Certificates, Series 2017-CC
MSCI2017-GM	BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM
MSCI2018-MP	Morgan Stanley Capital I Trust 2018-MP Commercial Mortgage Pass-Through Certificates, Series 2018-MP
MSCI2020-CNP	Morgan Stanley Capital I Trust 2020-CNP Commercial Mortgage Pass-Through Certificates, Series 2020-CNP
MSWF2023-1	MSWF Commercial Mortgage Trust 2023-1 Commercial Mortgage Pass-Through Certificates Series 2023-1
MSWF2023-2	MSWF Commercial Mortgage Trust 2023-2 Commercial Mortgage Pass-Through Certificates, Series 2023-2
NCMS2017-75B	Natixis Commercial Mortgage Securities Trust 2017-75B Commercial Mortgage Pass-Through Certificates, Series 2017-75B
NCMS2018-ALXA	Natixis Commercial Mortgage Securities Trust 2018-ALXA, Commercial Mortgage Pass-Through Certificates, Series 2018-ALXA
NCMS2018-OSS	Natixis Commercial Mortgage Securities Trust 2018-OSS Commercial Mortgage Pass Through Certificates Series 2018-OSS
NCMS2018-TSQ	20 Times Square Trust 2018-20TS, Commercial Mortgage Pass-Through Certificates, Series 2018-20TS
NCMS2019-10K	Natixis Commercial Mortgage Securities Trust 2019-10K, Commercial Mortgage Pass-Through Certificates, Series 2019-10K
NCMS2019-FAME	Natixis Commercial Mortgage Securities Trust 2019-FAME, Commercial Mortgage Pass-Through Certificates, Series 2019-FAME
NCMS2019-LVL	Natixis Commercial Mortgage Securities Trust 2019-LVL, Commercial Mortgage Pass-Through Certificates, Series 2019-LVL
NCMS2019-NEMA	Natixis Commercial Mortgage Securities Trust 2019-NEMA, Commercial Mortgage Pass-Through Certificates, Series 2019-NEMA
NJ2023-GSP	NJ Trust 2023-GSP Commercial Mortgage Pass-Through Certificates, Series 2023-GSP
RIDE2025-SHRE	RIDE 2025-SHRE, Commercial Mortgage Pass-Through Certificates, Series 2025-SHRE
ROCK2024-CNTR	ROCK Trust 2024-CNTR Commercial Mortgage Pass-Through Certificates, Series 2024-CNTR
SCOTT2023-SFS	SCOTT Trust 2023-SFS Commercial Mortgage Pass-Through Certificates, SCOTT2023-SFS

Appendix A-14

CMBS Platform Transactions
Deal Key	Long Name
SGCMS2016-C5	SG Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates, Series 2016-C5
SGCMS2019-787E	SG Commercial Mortgage Securities Trust 2019-787E, Commercial Mortgage Pass-Through Certificates, Series 2019-787E
SGCMS2019-PREZ	SG Commercial Mortgage Securities Trust 2019-PREZ, Commercial Mortgage Pass-Through Certificates, Series 2019-PREZ
SGCMS2020-COVE	SG Commercial Mortgage Securities Trust 2020-COVE, Commercial Mortgage Pass-Through Certificates, Series 2020-COVE
SUM2022-BVUE	SUMIT 2022-BVUE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-BVUE
SYCA2025-WAG	SYCA Commercial Mortgage Trust 2025-WAG, Commercial Mortgage Pass-Through Certificates, Series 2025-WAG
TYSN2023-CRNR	TYSN 2023-CRNR Mortgage Trust Commercial Mortgage Pass-Through Certificates
UBS2017-C1	UBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1 Series 2017-C1
UBS2017-C2	UBS Commercial Mortgage Trust 2017-C2 Commercial Mortgage Pass-Through Certificates Series 2017-C2 Series 2017-C2
UBS2017-C3	UBS Commercial Mortgage Trust 2017-C3 Commercial Mortgage Pass-Through Certificates Series 2017-C3 Series 2017-C3
UBS2017-C4	UBS Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4 Series 2017-C4
UBS2017-C5	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certificates Series 2017-C5
UBS2017-C6	UBS Commercial Mortgage Trust 2017-C6 Commercial Mortgage Pass-Through Certificates Series 2017-C6 Series 2017-C6
UBS2017-C7	UBS Commercial Mortgage Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
UBS 2018-C10	UBS Commercial Mortgage Trust 2018-C10 Commercial Mortgage Pass-Through Certificates Series 2018-C10
UBS2018-C11	UBS Commercial Mortgage Trust 2018-C11 Commercial Mortgage Pass-Through Certificates Series 2018-C11
UBS2018-C12	UBS Commercial Mortgage Trust 2018-C12 Commercial Mortgage Pass-Through Certificates Series 2018-C12
UBS2018-C13	UBS Commercial Mortgage Trust 2018-C13 Commercial Mortgage Pass-Through Certificates Series 2018-C13
UBS2018-C14	UBS Commercial Mortgage Trust 2018-C14 Commercial Mortgage Pass-Through Certificates Series 2018-C14
UBS2018-C15	UBS Commercial Mortgage Trust 2018-C15 Commercial Mortgage Pass-Through Certificates Series 2018-C15
UBS2018-C8	UBS Commercial Mortgage Trust 2018-C8 Commercial Mortgage Pass-Through Certificates Series 2018-C8
UBS2018-C9	UBS Commercial Mortgage Trust 2018-C9 Commercial Mortgage Pass-Through Certificates Series 2018-C9
UBS2019-C16	UBS Commercial Mortgage Trust 2019-C16 Commercial Mortgage Pass-Through Certificates Series 2019-C16
UBS2019-C17	UBS Commercial Mortgage Trust 2019-C17 Commercial Mortgage Pass-Through Certificates Series 2019-C17
UBS2019-C18	UBS Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates Series 2019-C18
VNDO TRUST 2016-350P	VNDO Trust 2016-350P Commercial Mortgage Pass-Through Certificates, Series 2016-350P
VRTX2025-HQ	VRTX Trust 2025-HQ Commercial Mortgage Pass-Through Certificates, Series 2025-HQ
WACHOVIA 2006-C23	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23
WACHOVIA 2006-C28	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28
WACHOVIA 2006-C29	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29
WACM 2004-C11	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C11
WACM 2005-C21	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C21
WFCM2014-LC16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC16
WFCM2014-LC18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC18
WFCM2015-C26	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C26

Appendix A-15

CMBS Platform Transactions
Deal Key	Long Name
WFCM2015-C27	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C27
WFCM2015-C28	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C28
WFCM2015-C29	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C29
WFCM2015-C30	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C30
WFCM2015-C31	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C31
WFCM2015-LC20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC20
WFCM2015-LC22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC22
WFCM2015-NXS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1
WFCM2015-NXS2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2
WFCM2015-NXS3	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3
WFCM2015-NXS4	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4
WFCM2015-P2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-P2
WFCM 2015-SG1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-SG1
WFCM2016-BNK1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1
WFCM2016-C32	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-C32
WFCM2016-C33	Wells Fargo Commercial Mortgage Trust 2016-C33, Commercial Mortgage Pass-Through Certificates, Series 2016-C33
WFCM2016-C34	Wells Fargo Commercial Mortgage Trust 2016-C34, Commercial Mortgage Pass-Through Certificates, Series 2016-C34
WFCM2016-C35	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates, Series 2016-C35
WFCM2016-C36	Wells Fargo Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C36
WFCM2016-C37	Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37
WFCM2016-LC24	Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2016-LC24
WFCM2016-LC25	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-LC25
WFCM2016-NXS5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS5
WFCM2016-NXS6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6
WFCM2017-BNK4	BANK 2017-BNK4 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4
WFCM2017-BNK7	BANK 2017-BNK7 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK7
WFCM2017-C38	Wells Fargo Commercial Mortgage Trust 2017-C38, Commercial Mortgage Pass-Through Certificates, Series 2017-C38
WFCM2017-C39	Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass-Through Certificates, Series 2017-C39
WFCM2017-C40	Wells Fargo Commercial Mortgage Trust 2017-C40, Commercial Mortgage Pass-Through Certificates, Series 2017-C40
WFCM2017-C41	Wells Fargo Commercial Mortgage Trust 2017-C41, Commercial Mortgage Pass-Through Certificates, Series 2017-C41
WFCM2017-C42	Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass-Through Certificates, Series 2017-C42
WFCM2017-RB1	Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1
WFCM2017-RC1	Wells Fargo Commercial Mortgage Trust 2017-RC1, Commercial Mortgage Pass-Through Certificates, Series 2017-RC1
WFCM2018-1745	Wells Fargo Commercial Mortgage Trust 2018-1745, Commercial Mortgage Pass-Through Certificates, Series 2018-1745
WFCM2018-BNK10	BANK 2018-BNK10 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10

Appendix A-16

CMBS Platform Transactions
Deal Key	Long Name
WFCM2018-BNK13	BANK 2018-BNK13 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK13
WFCM2018-C43	Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass-Through Certificates, Series 2018-C43
WFCM2018-C44	Wells Fargo Commercial Mortgage Trust 2018-C44, Commercial Mortgage Pass-Through Certificates, Series 2018-C44
WFCM2018-C45	Wells Fargo Commercial Mortgage Trust 2018-C45, Commercial Mortgage Pass-Through Certificates, Series 2018-C45
WFCM2018-C46	Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass-Through Certificates, Series 2018-C46
WFCM2018-C47	Wells Fargo Commercial Mortgage Trust 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47
WFCM2018-C48	Wells Fargo Commercial Mortgage Trust 2018-C48, Commercial Mortgage Pass-Through Certificates, Series 2018-C48
WFCM2019-55HY	Hudson Yards 2019-55HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates
WFCM2019-BNK16	BANK 2019-BNK16 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK16
WFCM2019-BNK19	BANK 2019-BNK19 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK19
WFCM2019-BNK22	BANK 2019-BNK22 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK22
WFCM2019-C49	Wells Fargo Commercial Mortgage Trust 2019-C49, Commercial Mortgage Pass-Through Certificates, Series 2019-C49
WFCM2019-C50	Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50
WFCM2019-C51	Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51
WFCM2019-C52	Wells Fargo Commercial Mortgage Trust 2019-C52, Commercial Mortgage Pass-Through Certificates, Series 2019-C52
WFCM2019-C53	Wells Fargo Commercial Mortgage Trust 2019-C53, Commercial Mortgage Pass-Through Certificates, Series 2019-C53
WFCM2019-C54	Wells Fargo Commercial Mortgage Trust 2019-C54, Commercial Mortgage Pass-Through Certificates, Series 2019-C54
WFCM2020-BNK25	BANK 2020-BNK25 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK25
WFCM2020-C55	Wells Fargo Commercial Mortgage Trust 2020-C55, Commercial Mortgage Pass-Through Certificates, Series 2020-C55
WFCM2020-C56	Wells Fargo Commercial Mortgage Trust 2020-C56, Commercial Mortgage Pass-Through Certificates, Series 2020-C56
WFCM2020-C57	Wells Fargo Commercial Mortgage Trust 2020-C57 Commercial Mortgage Pass-Through Certificates, Series 2020-C57
WFCM2020-C58	Wells Fargo Commercial Mortgage Trust 2020-C58 Commercial Mortgage Pass-Through Certificates, Series 2020-C58
WFCM2021-BNK34	BANK 2021-BNK34 Commercial Mortgage Pass-Through Certificates Series 2021-BNK34
WFCM2021-BNK37	BANK 2021-BNK37 Commercial Mortgage Pass-Through Certificates Series 2021-BNK37
WFCM2021-C59	Wells Fargo Commercial Mortgage Trust 2021-C59 Commercial Mortgage Pass-Through Certificates, Series 2021-C59
WFCM2021-C60	Wells Fargo Commercial Mortgage Trust 2021-C60 Commercial Mortgage Pass-Through Certificates, Series 2021-C60
WFCM2021-C61	Wells Fargo Commercial Mortgage Trust 2021-C61 Commercial Mortgage Pass-Through Certificates, Series 2021-C61
WFCM2022-C62	Wells Fargo Commercial Mortgage Trust 2022-C62 Commercial Mortgage Pass-Through Certificates, Series 2022-C62
WFCM2022-JS2	Wells Fargo Commercial Mortgage Trust 2022-JS2 Commercial Mortgage Pass-Through Certificates, Series 2022-JS2
WFCM2023-5YR1	BANK5 2023-5YR1 Commercial Mortgage Pass-Through Certificates, Series 2023-5YR1
WFCM2023-ONLP	OAKST Commercial Mortgage Trust 2023-NLP Commercial Mortgage Pass-Through Certificates, Series 2023-NLP
WFCM2024-5C1	Wells Fargo Commercial Mortgage Trust 2024-5C1 Commercial Mortgage Pass-Through Certificates, Series 2024-5C1
WFCM2024-5C2	Wells Fargo Commercial Mortgage Trust 2024-5C2, Commercial Mortgage Pass-Through Certificates Series 2024-5C2
WFCM2024-BPRC	Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC
WFCM2024-C63	Wells Fargo Commercial Mortgage Trust 2024-C63, Commercial Mortgage Pass-Through Certificates, Series 2024-C63

Appendix A-17

CMBS Platform Transactions
Deal Key	Long Name
WFCM2025-5C3	Wells Fargo Commercial Mortgage Trust 2025-5C3, Commercial Mortgage Pass-Through Certificates, Series 2025-5C3
WFCM2025-5C4	Wells Fargo Commercial Mortgage Trust 2025-5C4, Commercial Mortgage Pass-Through Certificates, Series 2025-5C4
WFCM2025-5C5	Wells Fargo Commercial Mortgage Trust 2025-5C5, Commercial Mortgage Pass-Through Certificates, Series 2025-5C5
WFCM2025-5C6	Wells Fargo Commercial Mortgage Trust 2025-5C6, Commercial Mortgage Pass-Through Certificates, Series 2025-5C6
WFCM2025-5C7	Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7
WFCM2025-C64	Wells Fargo Commercial Mortgage Trust 2025-C64, Commercial Mortgage Pass-Through Certificates, Series 2025-C64
WFCM2025-C65	Wells Fargo Commercial Mortgage Trust 2025-C65, Commercial Mortgage Pass-Through Certificates, Series 2025-C65
WFCMT 2013-LC12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-LC12
WFRBS 11-C5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C5
WFRBS 12-C10	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C10
WFRBS 12-C9	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9
WFRBS 13-C11	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11
WFRBS 13-C13	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13
WFRBS 13-C14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C14
WFRBS2013-C15	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15
WFRBS2013-C16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C16
WFRBS2013-C18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C18
WFRBS2014-C20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C20
WFRBS2014-C21	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21
WFRBS2014-C22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C22
WFRBS2014-C23	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23
WFRBS2014-C24	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C24
WFRBS2014-C25	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25
WFRBS2014-LC14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC14
WHARF2025-DC	WHARF Commercial Mortgage Trust 2025-DC Commercial Mortgage Pass-Through Certificates, Series 2025-DC

Appendix A-18